EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 6, 2006, by and among QUETZAL CAPITAL 1, INC., a Florida corporation ("QC1"), Coast To Coast Equity Group, Inc. (“COAST”), Quetzal Capital Funding 1, Inc. (“QCF”), and certain of private equity sponsors (collectively with COAST and QCF, the "SHAREHOLDERS"). Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given to them in the Share Exchange Agreement (as defined below).

RECITALS

WHEREAS, simultaneously with the execution and delivery of this Agreement, QC1 and Valley Forge Composite Technologies, Inc. (“VFCT”), a Pennsylvania corporation are entering into that certain Share Exchange Agreement (the "Share Exchange Agreement"), dated as of even date herewith;

WHEREAS, generally in connection with the transactions contemplated by the Share Exchange Agreement, and specifically pursuant to Sections 7.8 and 7.9 of the Share Exchange Agreement, QC1 has covenanted to register with the Securities and Exchange Commission (“SEC”) certain transactions in the securities of QC1 for the benefit of the SHAREHOLDERS in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants, agreements and representations and warranties set forth herein, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

1.1 "Register", "registered" and "registration" shall refer to a registration of the offering and sale or resale of EARLY FINANCING SECURITIES effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (“Securities Act”), and the declaration or ordering of the effectiveness of such registration statement by the SEC.

1.2 "Registration Statement" shall mean a registration statement (including, without limitation, the related prospectus contained in such registration statement) of QC1 under the Securities Act on Form SB-2 (or any successor form thereto) or, in the event that QC1 is not then eligible to use Form SB-2, on any other SEC Securities Act registration form selected by QC1 for which it then qualifies and which permits the sale thereunder of the number and type of EARLY FINANCING SECURITIES to be included therein in accordance with this Agreement by the applicable Holders (as defined in Section 2 below) in the manner described therein. The term "Registration Statement" shall also include all exhibits, financial statements, schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to its effective date, all amendments or supplements to such Registration Statement as of such subsequent date.

1.3 "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor rule thereto providing for an exemption from registration for re-sales of restricted securities.

1.4 "EARLY FINANCING SECURITIES " shall mean these elements of the authorized shares of the common stock of QC1:

(a) Three million (3,000,000) shares reserved for warrants for COAST pursuant to the CONSULTING AGREEMENT of even date herewith;
(b) Five Million (5,000,000) shares of which Four Million Five Hundred Thousand (4,500,000) shares are reserved for capital raising for QC1 and including therein any purchasers of any part of such Five Million shares in private transactions prior to the effective date of a Registration Statement, and Five Hundred Thousand (500,000) shares are reserved for advertising, including any investor relations or public relations expenses; and
(c) Five million (5,000,000) shares held by QCF;
provided, however, that, as to any particular EARLY FINANCING SECURITIES, such EARLY FINANCING SECURITIES will cease to be EARLY FINANCING SECURITIES when it: (i) has been sold pursuant to a Registration Statement or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act; or (ii) can then be sold by the Holder (as defined in Section 2 below) thereof without registration under the Securities Act pursuant to Rule 144 under the Securities Act; provided that, as set forth in Section 7, non-dilution rights may continue to apply, and provided that an assignment of a Holder’s warrants or common stock shall not constitute a sale for the definitional purposes of Section 1.4.

1.5 "Third-Party Demand Stockholder" means any person (the “First Person”) having the right to require that QC1 effect a registration under the Securities Act of QC1 securities owned by such First Person, other than pursuant to this Agreement, and includes any other person exercising incidental rights of registration pursuant to the agreement under which such First Person has the right to require registration by QC1.

2. TRANSFER OF REGISTRATION RIGHTS. Each SHAREHOLDER may assign and delegate its rights and obligations pursuant to this Agreement to any person, party or parties to which it may from time to time transfer some or all of the EARLY FINANCING SECURITIES held by such SHAREHOLDER in accordance with the terms of this Agreement. During the time each SHAREHOLDER, and each subsequent transferee who so agrees to be bound, continues to hold EARLY FINANCING SECURITIES, it shall be referred to as a "Holder."

3. REQUIRED REGISTRATION RIGHTS.

3.1 Required Registration of EARLY FINANCING SECURITIES. As promptly as practicable after the Effective Date of the Share Exchange Agreement (defined in Section 2 of the Share Exchange Agreement as “the date and time specified in this Share Exchange Agreement or on such other date as shall be mutually agreed to by VFCT and Public Company” and is referred to herein as the “Effective Date”), but in no event later than thirty (30) days after QC1 obtains a shareholder base of 35 shareholders, QC1 agrees to file a Registration Statement to register the resale of all of the EARLY FINANCING SECURITIES. QC1 shall have made its best efforts to cause the SEC to declare the Registration Statement effective no later than the one hundred-eightieth (180th) day following the date the Registration Statement is filed with the SEC (the "Registration Deadline").

3.2 Required Registration Procedures.

(a) Using the procedure set forth in Section 3.3, QC1 shall advise the Holders as to the initiation of the registration process contemplated by Section 3.1 and as to the completion thereof. In addition, subject to Section 3.1 and Section 3.2, QC1 shall, to the extent applicable to any Registration Statement filed pursuant thereto:

(i) prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep such Registration Statement continuously effective and free from any material misstatement or omission of facts necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading and comply with provisions of the Securities Act with respect to the disposition of all EARLY FINANCING SECURITIES covered thereby during the periods referred to in Section 3.1 and Section 3.2;

(ii) notify the Holders promptly when the Registration Statement is declared effective by the SEC and furnish to each Holder such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as the Holders may reasonably request from time to time;

(iii) use its best efforts to register or qualify such EARLY FINANCING SECURITIES under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as the Holders may reasonably request to enable such Holder or Holders to consummate the disposition in such jurisdiction of such EARLY FINANCING SECURITIES; provided, however, that in no event will QC1 be required to: (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to be so qualified; (b) consent to general service of process in any such jurisdiction; or (c) subject itself to taxation in any jurisdiction where it is not already subject to taxation;

(iv) use its best efforts to cause all such EARLY FINANCING SECURITIES to be quoted on the Over The Counter Bulletin Board;

(v) with a view to making available to the Holders the benefits of certain rules and regulations of the SEC that at any time permit the sale of the EARLY FINANCING SECURITIES to the public without registration, so long as any EARLY FINANCING SECURITIES are outstanding, use its best efforts for a period of two (2) years following the effective date of the CONSULTING AGREEMENT dated of even date herewith:

(1) to make and keep public information regarding QC1 available, as those terms are understood and defined in Rule 144(c); and

(2) to file with the SEC in a timely manner all reports and other documents required of QC1 under the Exchange Act.

(vi) advise the Holders promptly after receiving notice or obtaining knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, use its best efforts to obtain the withdrawal of any such order suspending the effectiveness of the Registration Statement at the earliest possible time, and promptly notify the Holders of the lifting or withdrawal of any such order.

(b) Notwithstanding anything stated or implied to the contrary in this Section 3, QC1 shall not be required to consent to, participate or cooperate in connection with any underwritten offering of the EARLY FINANCING SECURITIES or to any specific underwriter participating in any underwritten public offering of the EARLY FINANCING SECURITIES.

(c) From and after the date the Registration Statement is declared effective, QC1 shall, as promptly as practicable: (i) if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that each Holder, including Holders who became Holders after the filing of the Registration Statement or any amendments, is named as a selling stockholder in the Registration Statement and so that such Holder is permitted to deliver such prospectus to purchasers of the EARLY FINANCING SECURITIES in accordance with applicable law and, if QC1 shall file a post-effective amendment to the Registration Statement, use its best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as practicable; (ii) provide such Holder copies of any documents filed pursuant to this Section; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section.

3.3 Notice Procedure. QC1 will give written notice to each Holder of its intention to do so not later than ten (10) days prior to the anticipated filing date of the applicable Registration Statement. Any Holder may elect to participate in such registration on the same basis as the planned method of distribution contemplated by the proposed Registration Statement by delivering to QC1 written notice of its election, in the form of the Notice and Questionnaire attached hereto, within five (5) days after its receipt of QC1's notice pursuant to this Section 3.3. A Holder's election pursuant to this Section 3.3 must: (i) specify the amount of EARLY FINANCING SECURITIES desired to be included in such Registration Statement by such Holder; and (ii) include any other information that QC1 reasonably requests to be included in such Registration Statement. Upon its receipt of a Holder's election pursuant to this Section 3.3, QC1 will use its best efforts to include in such Registration Statement all EARLY FINANCING SECURITIES requested to be included.

3.4. Liquidated Damages for Failure to File Registration Statement. In the event that the Registration Statement has not been filed on or prior to the Registration Deadline, then in addition to any other rights the Holders may have hereunder or under applicable law, for each thirty (30) day period (each, "Liquidated Damages Period") following such Registration Deadline until the date on which the Registration Statement is first filed or is no longer required to be filed pursuant to this Agreement, QC1 shall pay to each Holder an amount in cash, or the cash equivalent in QC1 common stock having the same registration and non-dilution rights as the EARLY FINANCING SECURITIES, as liquidated damages and not as a penalty, equal to such Holder's Pro Rata Percentage of: (i) on the final day of each of the first three (3) Liquidated Damages Periods, one percent (1.0%) of the product of (a) the aggregate number of EARLY FINANCING SECURITIES then held by the Holders, and including those QC1 securities for which the SHAREHOLDER or Holder is entitled to receive by virtue of such SHAREHOLDER or Holder having paid the appropriate consideration, exercised a warrant, or come into possession of a negotiable QC1 common stock certificate, multiplied by (b) the 60-Day Volume Weighted Average Price (“VWAP”); and (ii) on the final day of each Liquidated Damages Period following the third (3rd) Liquidated Damages Period, one and one-half percent (1.5%) of the product of (a) the aggregate number of EARLY FINANCING SECURITIES then held by the Holders, multiplied by (b) the 60-Day VWAP. Once the Registration Statement has been declared effective, QC1 shall thereafter maintain the effectiveness of the Registration Statement until the earlier of: (i) the date on which all of the EARLY FINANCING SECURITIES held by the Holders have been sold pursuant to the Registration Statement or Rule 144; or (ii) such time as QC1 reasonably determines, based on the advice of counsel, that each Holder, acting independently of all other Holders, will be eligible to sell under Rule 144 all of the EARLY FINANCING SECURITIES then owned by such Holder within the volume limitations imposed by Rule 144(e) in the three (3) month period immediately following the termination of the effectiveness of the Registration Statement. Notwithstanding the foregoing, QC1's obligations contained in this Section 3.1 shall terminate on the second (2nd) anniversary of the effective date of the CONSULTING AGREEMENT dated of even date herewith.

4. INCIDENTAL REGISTRATION RIGHTS.

4.1 Incidental Registration. Subject to Section 4.2, if at any time prior to the filing of a Registration Statement in connection with a Required Registration, QC1 may register under the Securities Act any shares of the same class as any of the EARLY FINANCING SECURITIES (whether in an underwritten public offering or otherwise and whether or not for the account of QC1 or for any stockholder of QC1), in a manner that would permit the registration under the Securities Act of EARLY FINANCING SECURITIES and for sale to the public, QC1 will give written notice to each Holder of its intention to do so not later than ten (10) days prior to the anticipated filing date of the applicable Registration Statement. Any Holder may elect to participate in such registration on the same basis as the planned method of distribution contemplated by the proposed Registration Statement shall use the procedure in Section 3.3 above. Any registration of EARLY FINANCING SECURITIES pursuant to this Section 4.1 is referred to as an "Incidental Registration," and any Holder whose EARLY FINANCING SECURITIES are included at the request of such Holder in an Incidental Registration pursuant to this Section 4.1 is referred to as a "Selling Stockholder."

4.2 Incidental Registration Procedures. Whenever QC1 is obligated to effect the Incidental Registration of any EARLY FINANCING SECURITIES, QC1 shall, to the extent applicable, follow the procedures in Section 3.2 above.

5. EXPENSES. Except as required by law, all expenses incurred by QC1 in complying with its obligations to effect any Required Registration and any Incidental Registration pursuant to this Agreement, including, without limitation, all: (i) registration, application, qualification, filing, listing, transfer and registrar fees; (ii) printing expenses; (iii) fees and disbursements of counsel and accountants for QC1; and (iv) blue sky fees and expenses (including, without limitation, fees and disbursements of counsel related to all blue sky matters) incurred in connection with any registration, qualification or compliance pursuant to Sections 3 and 4 shall be borne by QC1. All underwriting or brokerage discounts and selling commissions applicable to a sale incurred in connection with any registration of EARLY FINANCING SECURITIES and the legal fees and other expenses of a Holder or Selling Stockholder shall be borne by such Holder or Selling Stockholder.

6. FURTHER INFORMATION. Each Holder, in the case of a Required Registration, and each Selling Stockholder, in the case of an Incidental Registration, shall cooperate with QC1 in connection with the preparation of the Registration Statement, and for so long as QC1 is obligated to keep the Registration Statement effective, such Holder or Selling Stockholder shall provide to QC1, in writing, for use in the Registration Statement, all information regarding such Holder or Selling Stockholder, its intended method of disposition of the applicable EARLY FINANCING SECURITIES and such other information as QC1 may reasonably request to prepare the Registration Statement and to maintain the currency and effectiveness thereof. Each Holder and each Selling Stockholder shall indemnify QC1 with respect to such information in accordance with Section 8.

7. TIME-LIMITED NON-DILUTION OF CERTAIN EARLY FINANCING SECURITIES. QC1 shall execute and deliver all such documents, instruments, schedules, forms, and certificates, and amend and restate its bylaws and articles of incorporation as may be necessary to guarantee that all EARLY FINANCING SECURITIES, including any EARLY FINANCING SECURITIES assigned by a Holder, will be non-diluted through the effects of future corporate actions or restructurings up to the following dates:
(a) For three million (3,000,000) shares reserved for warrants for COAST pursuant to the CONSULTING AGREEMENT of even date herewith, the date two years from the effective date of a Registration Statement;
(b) For the five million (5,000,000) shares held by QCF, the date two years from the effective date of a Registration Statement; and
(c) For any shares of QC1 purchased from QC1 by COAST or Quetzal Capital Funding 1, Inc., the date two (2) years from the effective date of a Registration Statement;
provided that the applicable time period for any particular share shall terminate earlier on the date such share is sold. “Non-diluted” means that EARLY FINANCING SECURITIES, while possessed by any Holder or assignee, as part of its non-dilution rights, shall continue to have the same percentage of ownership and the same percentage of voting rights of the class of QC1 common stock of which it is a part as of the Effective Date regardless whether QC1 or its successors or its assigns may thereafter increase or decrease the authorized number of shares of QC1 common stock or increase or decrease the number of shares issued and outstanding. No provision of this Agreement shall be interpreted otherwise.

8. MISCELLANEOUS.

8.1 Notices.

A. All notices, consents, waivers, or other communications which are required or permitted hereunder shall be in writing and deemed to have been duly given if delivered personally or by messenger, transmitted by telex or telegram, by express courier, or sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be addressed to the appropriate address of each party as follows:

If to VFCT/QC1:	If to Coast To Coast Equity Group, Inc.:

Attention: Louis J. Brothers	Attention: Charles J. Scimeca
628 Jamie Circle	9040 Town Center Parkway
King of Prussia, PA 19406	Bradenton, FL 34202

If to Quetzal Capital Funding 1, Inc.:

Attention: Tony Frudakis
9040 Town Center Parkway
Bradenton, FL 34202.

B. For purposes of notice, the address of each Party will be the address first set forth above; provided, however, that each Party will have the right to change its respective address for notices hereunder to another location by giving ten (10) days advance written notice to the other Party in the manner set forth above.

C. All such notices shall be deemed to have been given on the date delivered, transmitted, or mailed in the manner provided above.

8.2 Headings. The bold-face headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.3 Choice of Law. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Florida, without giving effect to the principles of conflict of law thereof. Each of the parties agrees that it may be served with process in any action with respect to this Share Exchange Agreement or the transactions contemplated thereby by certified or registered mail, return receipt requested, or to its registered agent for service of process.

8.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, if any, and, with respect to each SHAREHOLDER and Holder, such SHAREHOLDER’S or Holder’s heirs, executors and administrators.

8.5 Waiver. No failure on the part of any person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such person, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.6 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of QC1 and the SHAREHOLDERS.

8.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement; the balance of the Agreement shall be interpreted as if such provision were so excluded, and the balance of the Agreement shall be enforceable in accordance with its terms.

8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.9 Entire Agreement. This Agreement, together with each of the other Share Exchange Agreement documents, schedules, and exhibits hereto and thereto, set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

IN WITNESS WHEREOF, the parties have duly executed this REGISTRATION RIGHTS AGREEMENT as of the Date above.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.	SHAREHOLDERS

/s/ Louis J. Brothers	/s/ Charles J. Scimeca
Louis J. Brothers	Charles J. Scimeca
President	Director Coast To Coast Equity Group, Inc.

QUETZAL CAPITAL 1, INC.

/s/ Louis J. Brothers	/s/ Tony Frudakis
Louis J. Brothers	Tony Frudakis
President	President Quetzal Capital Funding 1, Inc.

EXHIBIT A

NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of Early Financing Securities of Quetzal Capital 1, Inc. ("QC1") understands that QC1 has filed or intends to file with the Securities and Exchange Commission (the "SEC") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), for the registration and resale of the Early Financing Securities in accordance with the terms of the Registration Rights Agreement, dated as of March 15, 2006 (the "Registration Rights Agreement"), by and among QC1 and certain of its shareholders and prospective warrant holders. The Registration Rights Agreement is available from QC1 upon request at the address set forth below.

In order to sell or otherwise dispose of any Early Financing Securities pursuant to the Registration Statement, a beneficial owner of Early Financing Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Early Financing Securities and be bound by the Registration Rights Agreement. Beneficial owners that do not complete this Notice and Questionnaire and deliver it to QC1 as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Early Financing Securities pursuant to the Registration Statement.

Certain legal consequences may arise from being named as selling security holders in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Early Financing Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement.

Notice

The undersigned beneficial owner (the "Selling Stockholder") of Early Financing Securities hereby requests that QC1 include in the Registration Statement the Early Financing Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned Selling Stockholder, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned Selling Stockholder hereby provides the following information to QC1 and represents and warrants that such information is accurate and complete:

Questionnaire

1. (a) Full Legal Name of Selling Stockholder:

(b) Full legal name of registered holder (if not the same as (a) above) through which Early Financing Securities listed in Item 3 below are held:

(c) Full legal name of broker-dealer or other third party through which Early Financing Securities listed in Item 3 below are held:

(d) Full legal name of DTC participant (if applicable and if not the same as (b) or (c) above) through which Early Financing Securities listed in Item 3 below are held:

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3. Beneficial ownership of Early Financing Securities:

Unless otherwise indicated in the space provided below, all shares of QC1 Common Stock listed in response to Item 3 above will be included in the Registration Statement. If the undersigned does not wish all such shares of common stock to be so included, please indicate below the number of shares to be included:

4. Beneficial Ownership of QC1's securities owned by the Selling Stockholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of QC1 other than the Early Financing Securities listed above in Item 3.

(a) Type and amount of other securities beneficially owned by the Selling Stockholder:

(b) CUSIP No(s). of such other securities beneficially owned:

5. Relationship with QC1:

Except as set forth below, neither the undersigned nor any of its Affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with QC1 (or its predecessors or Affiliates) during the past three years.

State any exceptions to the foregoing here:

The Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Early Financing Securities pursuant to the Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In accordance with the undersigned Selling Stockholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned Selling Stockholder agrees to promptly notify QC1 of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in accordance with Section 8.1 of the Registration Rights Agreement.

In the event any Selling Stockholder transfers all of the Early Financing Securities listed in Item 3 above after the date on which such information is provided to QC1, the Selling Stockholder will notify the transferees at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items 1-5 above and the inclusion of such information in the Registration Statement. The Selling Stockholder understands that such information will be relied upon by QC1 without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement.

IN WITNESS WHEREOF, the undersigned Selling Stockholder, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Selling Stockholder:

By:_____________________________________

Printed Name:____________________________

Title:____________________________________

Dated:___________________________________

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

QUETZAL CAPITAL 1, INC.
628 Jamie Circle
King of Prussia, PA 19406